UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	May 31

Date of reporting period:	August 31, 2011

ITEM 1.                                                     SCHEDULE OF INVESTMENTS

WESTERN ASSET GLOBAL HIGH INCOME
FUND INC.

FORM N-Q

AUGUST 31, 2011

Schedule of investments (unaudited)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 74.3%
CONSUMER DISCRETIONARY — 14.4%
Auto Components — 0.3%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	$1,273,997	(a)
Automobiles — 0.4%
Escrow GCB General Motors	8.250%	7/15/23	300,000		3,750	(a)(b)(c)
Escrow GCB General Motors	8.375%	7/15/49	3,500,000		43,750	(a)(b)(c)
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,930,000		2,009,211	(d)
Total Automobiles					2,056,711
Diversified Consumer Services — 0.7%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,060,000	GBP	1,583,042	(a)
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		198,875
Service Corp. International, Senior Notes	7.500%	4/1/27	520,000		488,800	(d)
Sotheby’s, Senior Notes	7.750%	6/15/15	910,000		969,150	(d)
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	210,000		203,700	(d)
Total Diversified Consumer Services					3,443,567
Hotels, Restaurants & Leisure — 4.0%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	160,000		150,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,640,000		1,406,300
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	210,000		197,925
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,385,600	(d)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		345,813	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,287,811		1,223,420	(a)(e)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		675,500	(a)(d)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,400,000		1,358,000	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,365,474
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	390,000		389,025	(a)(d)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	610,000		591,700	(a)(d)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	519,000		511,215	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	800,000		790,000	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	565,000		597,487	(d)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	190,000		200,925	(a)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	475,000		523,687
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,135,000		1,271,200
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,510,000		1,102,300
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	675,000		376,313
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	625,000		342,188
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,770,000		1,840,800	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	730,000		821,250
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	190,000		190,475
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	140,000		141,400
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	800,000		796,000	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	150,000		133,500	(a)(f)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	110,000		11	(b)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	760,000		76	(b)(c)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	750,000		750,000	(a)(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Thomas Cook Group PLC, Senior Notes	7.750%	6/22/17	548,000	GBP	$678,296
Total Hotels, Restaurants & Leisure					20,155,880
Household Durables — 0.3%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	676,000	GBP	954,695	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	610,000		527,650	(d)
Total Household Durables					1,482,345
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	780,000		861,900	(d)
QVC Inc., Senior Secured Notes	7.375%	10/15/20	480,000		518,400	(a)(d)
Total Internet & Catalog Retail					1,380,300
Media — 6.0%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	611,752		709,632	(d)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,790,000		1,870,550	(d)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,180,000		2,316,250	(d)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	3,020,000		2,340,500	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	250,000		183,750	(a)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	760,000		746,700	(d)
CMP Susquehanna Corp.	3.443%	5/15/14	46,000		45,944	(a)(b)(f)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,593,750	(d)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,080,000		1,152,900	(d)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	800,000		788,000
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,300,000		1,401,026	(d)
ITV PLC, Senior Notes	10.000%	6/30/14	2,000,000	EUR	3,210,580
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	760,000		688,750	(a)(d)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,800,115	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	1,890,794	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	480,000		560,400
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	30,000		34,275
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	600,000		622,500
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	890,000	EUR	1,115,479	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	675,000	EUR	974,486	(a)(g)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	366,000	EUR	439,009	(a)
Time Warner Inc.	6.500%	11/15/36	160,000		179,582
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	308,668	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	540,000		464,400	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		781,200	(a)(d)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	820,000		791,300	(a)(d)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		346,500	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	520,000		514,800	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	1,450,000	EUR	2,046,475	(a)
Total Media					29,918,315
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,490,000		2,253,450	(d)
Specialty Retail — 1.6%
American Greetings Corp., Senior Notes	7.375%	6/1/16	1,770,000		1,818,675	(d)
American Greetings Corp., Senior Notes	7.375%	6/1/16	120,000		118,500
American Greetings Corp., Senior Notes	7.375%	6/1/16	110,000		108,625
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	2,064,521	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,030,000		896,100
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	2,490,000		2,552,250

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Specialty Retail — continued
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	490,000		$483,875	(a)(d)
Total Specialty Retail					8,042,546
Textiles, Apparel & Luxury Goods — 0.4%
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	510,000		478,125	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	350,000		329,000	(a)(d)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,115,000		1,243,225	(d)
Total Textiles, Apparel & Luxury Goods					2,050,350
TOTAL CONSUMER DISCRETIONARY					72,057,461
CONSUMER STAPLES — 1.4%
Beverages — 0.2%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	785,000		875,275	(d)
Food Products — 1.0%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	1,220,000		1,216,950	(a)(d)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	900,000	GBP	1,157,819	(a)
Bumble Bee Acquisition Co., Senior Secured Notes	9.000%	12/15/17	470,000		458,250	(a)(d)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	650,000	EUR	817,010	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	340,000		339,150	(a)(d)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,180,000		1,082,650	(a)
Total Food Products					5,071,829
Household Products — 0.0%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	100,000		102,750	(a)
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		468,480	(a)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	460,000		418,025	(d)
TOTAL CONSUMER STAPLES					6,936,359
ENERGY — 12.2%
Energy Equipment & Services — 0.9%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	560,000		568,400	(d)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	995,000		985,050	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	720,000		752,400	(d)
Transocean Inc., Senior Notes	5.250%	3/15/13	390,000		411,232	(d)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	1,780,000		1,904,600
Total Energy Equipment & Services					4,621,682
Oil, Gas & Consumable Fuels — 11.3%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000		53,449
Apache Corp., Senior Notes	6.000%	1/15/37	280,000		333,676	(d)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	670,000		753,750	(d)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	580,000		562,600	(a)(d)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,100,000		1,188,000	(d)
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000		188,337
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	230,000		243,225	(d)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000		853,200	(d)
Corral Petroleum Holdings AB, Senior Bonds	15.000%	9/18/11	403,111		386,987	(a)(b)(e)(g)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000		314,146	(d)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,157,516		1,273,728	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,900,000		2,322,750	(d)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	1,059,000		1,124,552	(d)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000		1,416,054	(d)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000		92,218
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	980,000		1,026,350	(d)(f)
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	550,000		646,771	(d)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,500,000		1,413,750	(d)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	2,640,000		2,851,200	(a)(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000		$1,083,889
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000		368,009	(d)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000		1,661,505	(a)(d)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	946,000		986,205	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	490,000		504,700	(d)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	220,000		224,950
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000		774,000	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	820,000		861,000	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	330,000		353,100	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,680,000		1,436,400	(d)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	850,000		884,000	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	462,000		480,480	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000		1,141,400	(d)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000		3,760,173	(h)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000		1,865,678	(d)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	710,000		805,850	(d)
Petroleos Mexicanos, Notes	8.000%	5/3/19	2,150,000		2,722,975	(h)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000		1,060,695	(d)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000		1,057,050	(a)(d)
Petronas Capital Ltd.	5.250%	8/12/19	2,385,000		2,675,061	(a)(d)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	560,000		625,587	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	690,000		624,450	(a)(d)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	410,000		358,750	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	585,000		649,350	(d)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000		561,350	(d)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000		1,086,800	(a)(d)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,005,000		2,220,537	(d)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000		502,550	(d)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,007,000		1,212,176	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000		928,268	(a)(d)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	270,000		263,588	(a)(d)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	700,000		689,500	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	930,000		909,075
TNK-BP Finance SA	6.625%	3/20/17	550,000		595,375	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	240,000		268,800	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,490,000		1,707,838	(a)(d)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	785,000		1,021,341
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	790,000		746,550	(a)
Total Oil, Gas & Consumable Fuels					56,723,748
TOTAL ENERGY					61,345,430
FINANCIALS — 8.4%
Capital Markets — 1.1%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		353,204	(d)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,635,976	(d)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		2,380,105	(d)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		405,285	(d)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		504,282	(d)
Total Capital Markets					5,278,852
Commercial Banks — 0.6%
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	1,050,000		1,039,500	(a)(f)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	900,000		888,750	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	349,046		347,737	(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	490,000		453,250	(a)(d)(f)(i)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	84,000	GBP	94,768	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Banks — continued
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		$347,300	(d)(f)(i)
Total Commercial Banks					3,171,305
Consumer Finance — 1.2%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	1,330,000		1,226,925	(d)
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,957,000		1,922,752	(d)
American Express Co., Notes	7.000%	3/19/18	260,000		309,988	(d)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,248,391
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	970,000		939,222	(a)(d)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	280,000		288,409
Total Consumer Finance					5,935,687
Diversified Financial Services — 4.0%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		500,711	(d)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,674,326	(d)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	676,000		767,260
Boats Investments (Netherlands) BV, Secured Notes	9.031%	12/15/15	1,299,454	EUR	1,306,667	(e)(f)
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,448,144	(d)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		721,338	(d)
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	2,090,000		2,158,725	(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,668,600
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,360,000		2,407,200
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	2,000,000	EUR	2,995,104	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	798,660	EUR	1,221,849	(a)
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	880,000		784,300
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,100,000	EUR	1,461,640	(a)
Total Diversified Financial Services					20,115,864
Insurance — 1.0%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		4,524,020	(d)
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	360,000		367,447	(a)(d)(f)(i)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.846%	12/31/11	240,000		207,453	(f)(i)
Total Insurance					5,098,920
Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,544,392	(a)(d)
Real Estate Management & Development — 0.2%
Countrywide Holdings, Senior Secured Notes	10.000%	5/8/18	740,000	GBP	1,189,230	(a)
TOTAL FINANCIALS					42,334,250
HEALTH CARE — 3.8%
Health Care Equipment & Supplies — 0.4%
Biomet Inc., Senior Notes	10.000%	10/15/17	370,000		389,425	(d)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	500,000		530,000	(d)(e)
Ontex, Senior Notes	9.000%	4/15/19	640,000	EUR	719,400	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	449,625	(a)
Total Health Care Equipment & Supplies					2,088,450
Health Care Providers & Services — 2.8%
American Renal Holdings, Senior Notes	9.750%	3/1/16	820,000		780,691	(a)(e)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	670,000		671,675	(d)
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	620,000		630,075	(d)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,560,000		2,572,800
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	500,000		473,750	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,220,000		1,277,950	(d)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		123,200	(a)(d)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	910,000		996,450	(d)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	540,000		547,425	(d)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,391,444	(d)
INC Research LLC, Senior Notes	11.500%	7/15/19	380,000		353,400	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Providers & Services — continued
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	780,000		$707,850	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	500,000	EUR	626,673	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	10,000		7,975
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	215,000		237,575	(d)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	962,000		1,024,530	(d)
US Oncology Inc.	0.000%	8/15/17	150,000		1,875
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	600,000		574,500	(d)
Total Health Care Providers & Services					13,999,838
Pharmaceuticals — 0.6%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	1,877,076	(a)
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	410,000		412,050	(a)(d)
UCB SA, Subordinated Notes	7.750%	3/18/16	300,000	EUR	434,074	(f)(i)
Total Pharmaceuticals					2,723,200
TOTAL HEALTH CARE					18,811,488
INDUSTRIALS — 9.2%
Aerospace & Defense — 1.2%
Ducommun Inc., Senior Notes	9.750%	7/15/18	510,000		515,100	(a)(d)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	860,000		915,900
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	110,000		112,475	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,200,000		1,239,000	(d)
Northrop Grumman Corp., Senior Notes	6.875%	3/15/18	440,000		415,800	(a)
Northrop Grumman Corp., Senior Notes	7.125%	3/15/21	440,000		415,800	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	860,000		920,200
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,550,000		1,544,187	(a)
Total Aerospace & Defense					6,078,462
Airlines — 1.2%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	417,227		358,816	(a)(d)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,394,508
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		143,599	(d)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	750,927		732,154	(d)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	10,000		9,800	(a)(d)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	890,000		914,475	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	260,000		234,000	(d)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	84,186		85,028
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	719,195		719,195	(d)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	287,000		295,610	(a)(d)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,062,000		1,099,170	(a)(d)
Total Airlines					5,986,355
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	169,000		122,103	(a)(b)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,240,000		1,190,400	(a)(d)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	460,000		511,175	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000		374,400	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	520,000		440,700	(a)(d)
Total Building Products					2,638,778
Commercial Services & Supplies — 1.3%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	890,000		977,888	(d)
ALBA Group PLC & Co. KG, Senior Notes	8.000%	5/15/18	400,000	EUR	562,390	(a)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	1,900,000		1,843,000	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,700,000		1,640,500	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	880,000		822,800	(d)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000		403,125
Total Commercial Services & Supplies					6,249,703

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Construction & Engineering — 0.7%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	770,000		$710,325	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	600,000		657,000	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	2,310,000		2,310,000	(a)
Total Construction & Engineering					3,677,325
Electrical Equipment — 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,960,000		1,813,000	(a)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		582,525	(d)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	780,000		778,641	(a)(d)
Total Industrial Conglomerates					1,361,166
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,200,000		1,152,000	(a)(d)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	1,410,000		1,346,550	(a)(d)
Total Machinery					2,498,550
Marine — 0.6%
Horizon Lines Inc., Senior Secured Notes	11.000%	10/15/16	520,000		520,000	(g)
Horizon Lines Inc., Senior Secured Notes	13.000%	10/15/16	680,000		680,000	(e)(g)
Navios Maritime Acquisition Corp., Senior Secured Notes	8.625%	11/1/17	170,000		142,588	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,410,000		1,182,637
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	430,000		352,600	(a)
Total Marine					2,877,825
Road & Rail — 1.2%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,495,437		1,436,402	(a)(e)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	940,000		940,000	(a)(d)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	760,000		882,740	(d)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	245,000		264,600
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	185,000		197,488
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,090,000		1,094,087	(d)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,014,000		1,100,190	(d)
Total Road & Rail					5,915,507
Trading Companies & Distributors — 0.4%
Ashtead Capital Inc., Notes	9.000%	8/15/16	595,000		606,900	(a)(d)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,590,000		1,586,025	(d)
Total Trading Companies & Distributors					2,192,925
Transportation — 0.9%
CMA CGM, Senior Notes	8.500%	4/15/17	1,000,000		460,000	(a)(d)
CMA CGM, Senior Notes	8.875%	4/15/19	1,500,000	EUR	975,025	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,550,000		1,271,000	(a)(d)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,830,000		1,733,925	(a)(d)
Total Transportation					4,439,950
Transportation Infrastructure — 0.0%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	160,000		151,200	(a)
TOTAL INDUSTRIALS					45,880,746
INFORMATION TECHNOLOGY — 1.3%
IT Services — 0.4%
Ceridian Corp., Senior Notes	12.250%	11/15/15	553,800		515,034	(e)
First Data Corp., Senior Notes	10.550%	9/24/15	586,302		528,002	(e)
First Data Corp., Senior Notes	11.250%	3/31/16	800,000		676,000
First Data Corp., Senior Secured Notes	7.375%	6/15/19	70,000		66,150	(a)(d)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	160,000		157,000	(a)
Total IT Services					1,942,186

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Semiconductors & Semiconductor Equipment— 0.9%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	420,000		$430,500
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	350,000		358,750	(e)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	188,000		197,870
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,010,000		1,068,075	(a)(d)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,740,000		1,827,000
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	530,000		559,150	(a)
Total Semiconductors & Semiconductor Equipment					4,441,345
TOTAL INFORMATION TECHNOLOGY					6,383,531
MATERIALS — 9.6%
Chemicals — 1.0%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	890,000		958,975	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	670,000		681,725	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	1,041,004	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	670,000		745,375	(a)(d)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,000,000	EUR	1,213,843	(a)
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	450,000		462,375	(a)(d)
Total Chemicals					5,103,297
Construction Materials — 0.2%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	720,000	EUR	1,047,209
Containers & Packaging — 2.2%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,158,163	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	1,200,000		1,119,000
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	660,000		656,700	(a)(d)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,210,000		1,194,875	(a)(d)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	2,000,000	EUR	2,298,402	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	1,180,000		1,000,050	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.875%	8/15/19	100,000		99,500	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,100,000		1,069,750	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,330,000		1,349,950	(a)(d)
Total Containers & Packaging					10,946,390
Metals & Mining — 4.3%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	490,000		478,975	(a)(d)
China Oriental Group Co., Ltd.	7.000%	11/17/17	1,060,000		959,300	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		481,945	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		479,813	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		243,800	(a)
Evraz Group SA, Notes	6.750%	4/27/18	2,440,000		2,372,900	(a)(d)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		1,044,096	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	200,000		200,500	(a)(d)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	800,000		863,962	(d)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,990,000		1,890,500	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	700,000		654,500	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,210,000		1,279,575
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,713,000		1,766,531
Southern Copper Corp., Senior Notes	5.375%	4/16/20	360,000		387,515
Southern Copper Corp., Senior Notes	6.750%	4/16/40	410,000		435,036	(d)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	500,000		501,250	(a)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000		3,896,442	(d)(h)
Vale Overseas Ltd., Notes	6.875%	11/21/36	819,000		940,049	(d)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,690,000		1,715,350	(a)(d)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000		780,200	(a)(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining — continued
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		$164,800	(a)
Total Metals & Mining					21,537,039
Paper & Forest Products — 1.9%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	914,000		895,720
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	842,000		988,262	(d)
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.750%	11/17/15	952,000		752,080	(a)(b)
Empresas CMPC SA, Notes	4.750%	1/19/18	460,000		472,341	(a)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	440,000		455,400	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000		281,400	(a)(d)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	860,000		761,100	‡
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	3,088,477	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	270,000		292,950	(a)
Sino-Forest Corp., Notes	6.250%	10/21/17	800,000		240,000	(a)
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	1,370,000		431,550	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,020,000		818,550	(d)
Total Paper & Forest Products					9,477,830
TOTAL MATERIALS					48,111,765
TELECOMMUNICATION SERVICES — 9.3%
Diversified Telecommunication Services — 6.2%
AT&T Inc., Senior Notes	6.400%	5/15/38	220,000		248,591	(d)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,886,000		2,720,055	(a)(d)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	944,000		892,080	(a)(d)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	637,000		609,928	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		351,194	(d)
Cincinnati Bell Inc., Senior Notes	8.250%	10/15/17	1,945,000		1,949,862	(d)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	900,000		941,625	(a)(d)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,310,000		1,368,950	(a)(d)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,385,000		1,450,787
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	1,920,000		1,996,800	(d)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		247,352	(d)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	713,000		725,477
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	135,870		130,945	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		409,500	(a)
Satelite Mexicanos SA de CV, Senior Secured Notes	9.500%	5/15/17	580,000		572,025	(a)(d)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	344,000	EUR	476,861	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	290,000	EUR	404,088	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		684,825	(a)(d)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	500,000		517,500	(d)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	828,000		869,400	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	1,000,000	EUR	1,450,866	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,324,641	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	430,000		456,875	(a)(d)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		198,240	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	1,535,000		1,627,622	(a)
West Corp., Senior Notes	8.625%	10/1/18	900,000		882,000
West Corp., Senior Notes	7.875%	1/15/19	1,100,000		1,056,000
West Corp., Senior Subordinated Notes	11.000%	10/15/16	670,000		688,425
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	460,000		432,400	(a)(d)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,413,461	EUR	3,414,935	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,170,000		2,110,325
Total Diversified Telecommunication Services					31,210,174

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Wireless Telecommunication Services — 3.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		$578,513	(d)
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	1,015,000		1,020,075	(a)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		1,010,250	(a)(d)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	640,000		652,000	(d)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,080,000	GBP	1,358,702	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	150,000	GBP	188,709	(a)
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	320,000		331,200	(d)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,000,000		900,000	(d)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,690,000		3,800,700	(d)
True Move Co., Ltd., Notes	10.750%	12/16/13	5,270,000		5,559,850	(a)(d)
Total Wireless Telecommunication Services					15,399,999
TOTAL TELECOMMUNICATION SERVICES					46,610,173
UTILITIES — 4.7%
Electric Utilities — 1.5%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	510,342		525,652	(d)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		440,800	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	367,000		425,720	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	1,770,000		1,858,500	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	270,000		314,907
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000		453,250	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	468,861		461,827
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,890,000		1,899,450	(d)
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,250,000		1,062,500	(a)
Total Electric Utilities					7,442,606
Independent Power Producers & Energy Traders— 3.1%
AES Corp., Senior Notes	7.375%	7/1/21	470,000		475,288	(a)(d)
AES Gener SA, Notes	5.250%	8/15/21	450,000		453,252	(a)(d)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	470,000		484,100	(a)(d)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	260,000		263,900	(a)(d)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,450,000		1,480,813	(a)(d)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000		792,977	(a)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	9,000,000		7,425,000
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	640,000		614,400	(a)(d)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,240,000		1,252,400	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,470,000		2,334,150	(d)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	185,116		201,776
Total Independent Power Producers & Energy Traders					15,778,056
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000		486,875	(a)
TOTAL UTILITIES					23,707,537
TOTAL CORPORATE BONDS & NOTES (Cost — $368,579,486)					372,178,740
ASSET-BACKED SECURITIES — 0.3%
FINANCIALS — 0.3%
Home Equity — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125		1	(a)(b)(c)
Sail Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101		0	(a)(b)(c)(j)
Sail Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974		0	(a)(b)(c)(j)
Total Home Equity					1
Manufactured Housing — 0.3%
Greenpoint Manufactured Housing, 1999-2 A2	3.104%	3/18/29	425,000		340,000	(f)
Greenpoint Manufactured Housing, 1999-3 2A2	3.713%	6/19/29	200,000		160,000	(f)
Greenpoint Manufactured Housing, 1999-4 A2	3.686%	2/20/30	200,000		160,000	(f)
Greenpoint Manufactured Housing, 2000-6 A3	2.187%	11/22/31	325,000		269,778	(f)
Greenpoint Manufactured Housing, 2001-2 IA2	3.186%	2/20/32	350,000		229,467	(f)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Manufactured Housing — continued
Greenpoint Manufactured Housing, 2001-2 IIA2	3.187%	3/13/32	475,000		$302,551	(f)
Total Manufactured Housing					1,461,796
TOTAL ASSET-BACKED SECURITIES (Cost — $1,815,572)					1,461,797
COLLATERALIZED SENIOR LOANS — 2.0%
CONSUMER DISCRETIONARY — 1.1%
Diversified Consumer Services — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000		2,020,000	(k)
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	240,000		235,600	(k)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	260,000		245,700	(k)
Total Hotels, Restaurants & Leisure					481,300
Media — 0.4%
Newsday LLC, Term Loan B	10.500%	8/1/13	2,000,000		2,075,000	(k)
Specialty Retail — 0.2%
BCBG Maxazria International, Term Loan B	9.720%	5/19/15	790,000		762,350	(k)
TOTAL CONSUMER DISCRETIONARY					5,338,650
INDUSTRIALS — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	211,725		212,783	(k)
Trico Shipping AS, Term Loan B	1.000%	5/12/14	211,725		212,783	(k)
TOTAL INDUSTRIALS					425,566
INFORMATION TECHNOLOGY — 0.4%
IT Services — 0.4%
First Data Corp., Term Loan B	4.217%	3/23/18	636,236		537,090	(k)
First Data Corp., Term Loan B2	2.967%	9/24/14	771,653		684,521	(k)
SRA International Inc., Term Loan B	6.500%	7/20/18	590,000		556,812	(k)
TOTAL INFORMATION TECHNOLOGY					1,778,423
MATERIALS — 0.1%
Chemicals — 0.1%
Kerling PLC, Term Loan	10.000%	6/30/16	400,000	EUR	522,886	(k)
TELECOMMUNICATION SERVICES — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	1,733,928		1,742,598	(k)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $9,905,648)					9,808,123
CONVERTIBLE BONDS & NOTES — 0.5%
CONSUMER DISCRETIONARY — 0.2%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	1,310,000		1,100,400	(a)
ENERGY — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	70,000		52,500	(a)
INDUSTRIALS — 0.2%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	1,610,000		1,143,100	(b)
MATERIALS — 0.1%
Hercules Inc.	6.500%	6/30/29	240,000		186,600
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $2,806,847)					2,482,600
SOVEREIGN BONDS — 19.2%
Argentina — 0.8%
Republic of Argentina	7.820%	12/31/33	2,354,871	EUR	2,300,286	(f)
Republic of Argentina, GDP Linked Securities	1.000%	12/15/35	5,548,107	EUR	1,139,690	(f)(l)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	162,096	EUR	76,841
Republic of Argentina, Senior Notes	8.750%	6/2/17	591,998		594,958
Total Argentina					4,111,775
Brazil — 2.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,164,000	BRL	711,978
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	12,918,000	BRL	7,633,281

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Brazil — continued
Federative Republic of Brazil	7.125%	1/20/37	2,450,500		$3,265,291	(h)
Total Brazil					11,610,550
Chile — 0.3%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		364,010	(a)(d)
Republic of Chile, Senior Notes	3.875%	8/5/20	765,000		818,015
Total Chile					1,182,025
Colombia — 1.0%
Republic of Colombia	11.750%	2/25/20	544,000		860,880
Republic of Colombia	7.375%	9/18/37	2,392,000		3,235,180	(h)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		388,575
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		636,195
Total Colombia					5,120,830
Hungary — 0.5%
Republic of Hungary, Senior Notes	6.250%	1/29/20	890,000		928,715	(d)
Republic of Hungary, Senior Notes	6.375%	3/29/21	1,230,000		1,279,200	(d)
Total Hungary					2,207,915
India — 0.4%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	454,000		424,490	(a)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,840,000		1,720,400	(a)(f)
Total India					2,144,890
Indonesia — 1.6%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		197,175	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	15,399,000,000	IDR	2,219,616
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	25,206,000,000	IDR	3,829,099
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		204,425	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	11,646,000,000	IDR	1,597,712
Total Indonesia					8,048,027
Malaysia — 0.7%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	9,755,000	MYR	3,334,277
Government of Malaysia, Senior Bonds	4.262%	9/15/16	250,000	MYR	87,214
Total Malaysia					3,421,491
Mexico — 1.7%
Mexican Bonos, Bonds	8.000%	6/11/20	76,757,800	MXN	7,139,681
United Mexican States, Bonds	10.000%	12/5/24	8,750,000	MXN	939,561
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,620
United Mexican States, Medium-Term Notes	6.750%	9/27/34	266,000		333,830	(d)
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		142,786
Total Mexico					8,560,478
Panama — 0.5%
Republic of Panama	7.250%	3/15/15	621,000		729,675
Republic of Panama	9.375%	4/1/29	975,000		1,506,375
Republic of Panama	6.700%	1/26/36	340,000		422,450
Total Panama					2,658,500
Peru — 1.3%
Republic of Peru	8.750%	11/21/33	2,644,000		3,939,560
Republic of Peru, Bonds	7.840%	8/12/20	3,636,000	PEN	1,543,985
Republic of Peru, Bonds	6.550%	3/14/37	703,000		862,933
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		65,500
Total Peru					6,411,978
Poland — 1.5%
Republic of Poland, Bonds	5.500%	4/25/15	13,565,000	PLN	4,819,971
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000		1,911,490	(d)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		927,825	(d)
Total Poland					7,659,286

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Russia — 2.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	470,000	$497,575	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	409,000	434,051	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	340,000	381,650	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	7,122,843	8,538,864	(a)(h)
Total Russia				9,852,140
Sri Lanka — 0.2%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	700,000	699,657	(a)
Turkey — 1.3%
Republic of Turkey, Notes	6.750%	5/30/40	2,322,000	2,565,810
Republic of Turkey, Senior Bonds	5.625%	3/30/21	500,000	536,750
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000	3,555,000
Total Turkey				6,657,560
Venezuela — 3.1%
Bolivarian Republic of Venezuela	5.750%	2/26/16	14,261,000	10,945,317	(a)(d)
Bolivarian Republic of Venezuela	7.650%	4/21/25	475,000	290,938
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,608,000	1,109,520	(d)
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	875,000	875,000
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	331,237
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	170,400
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,700,000	1,876,500	(a)
Total Venezuela				15,598,912
TOTAL SOVEREIGN BONDS (Cost — $89,216,358)				95,946,014

			SHARES
COMMON STOCKS — 0.4%
CONSUMER DISCRETIONARY — 0.2%
Automobiles — 0.1%
General Motors Co.			15,151	364,078	*(d)
Media — 0.1%
Charter Communications Inc., Class A Shares			15,345	765,409	*(d)
TOTAL CONSUMER DISCRETIONARY				1,129,487
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			3,221	73,858	*
INDUSTRIALS — 0.2%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			52	33,540	(b)(g)
Nortek Inc.			4,010	108,270	*
Total Building Products				141,810
Marine — 0.2%
DeepOcean Group Holding AS			56,705	878,927
TOTAL INDUSTRIALS				1,020,737
TOTAL COMMON STOCKS (Cost — $3,544,651)				2,224,082
CONVERTIBLE PREFERRED STOCKS — 0.3%
FINANCIALS — 0.3%
Diversified Financial Services — 0.3%
Citigroup Inc. (Cost - $2,168,539)	7.500%		18,300	1,731,363

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS — 0.7%
CONSUMER DISCRETIONARY— 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%		16,000	$404,000
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		10,727	912	*(a)(b)(f)
TOTAL CONSUMER DISCRETIONARY				404,912
FINANCIALS — 0.6%
Commercial Banks — 0.2%
Banesto Holdings Ltd.	10.500%		45,575	1,166,437	(a)
Consumer Finance — 0.4%
GMAC Capital Trust I	8.125%		80,029	1,708,619	(f)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		5,950	154,938	(f)
TOTAL FINANCIALS				3,029,994
TOTAL PREFERRED STOCKS (Cost — $3,596,590)				3,434,906

		EXPIRATION DATE	NOTIONAL AMOUNT†
PURCHASED OPTIONS — 0.0%
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50		9/21/11	63,420,000	18,791
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50		9/21/11	19,810,000	5,870
TOTAL PURCHASED OPTIONS (Cost — $863,226)				24,661

			WARRANTS
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	2,675	75,488	*(f)
Buffets Restaurant Holdings		4/28/14	570	6	*(b)(g)
Charter Communications Inc.		11/30/14	752	8,297	*
CMP Susquehanna Radio Holdings Co.		3/23/19	12,259	0	*(a)(b)(g)(j)
General Motors Co.		7/10/16	13,775	210,620	*(d)
General Motors Co.		7/10/19	13,775	145,464	*(d)
Nortek Inc.		12/7/14	1,301	2,602	*(b)(g)
SemGroup Corp.		11/30/14	3,390	18,645	*(b)
TOTAL WARRANTS (Cost — $1,749,466)				461,122
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $484,246,383)				489,753,408

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 2.2%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC); (Cost - $299,891)	0.100%	1/10/12	300,000	299,978	(m)(n)
Repurchase Agreements — 2.1%
Morgan Stanley tri-party repurchase agreement dated 8/31/11; Proceeds at maturity - $10,934,018; (Fully collateralized by various U.S. government agency obligations,1.125% to 4.750% due 11/19/12 to 7/11/14; Market value - $11,153,443) (Cost - $10,934,000)	0.060%	9/1/11	10,934,000	10,934,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $11,233,891)				11,233,978
TOTAL INVESTMENTS — 100.0% (Cost — $495,480,274#)				$500,987,386

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.
(c)	The coupon payment on these securities is currently in default as of August 31, 2011.
(d)	All or a portion of this security is pledged as collateral pursuant to a loan agreement.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Value is less than $1.
(k)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(m)	Rate shown represents yield-to-maturity.
(n)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.
‡	Subsequent to August 31, 2011, the issuer filed for bankruptcy.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GBP	- British Pound
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol
	PLN	- Polish Zloty

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	$99.00	48,220,000	$139,752
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	104.00	63,420,000	4,982
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	99.00	15,110,000	43,792
Credit default swaption with Morgan Stanley & Co. Inc. to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	103.50	19,810,000	2,492
TOTAL WRITTEN OPTIONS (Premiums received — $2,217,066)				$191,018

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

August 31, 2011

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Summary of Investments by Country †

United States	45.3%
Mexico	5.0
United Kingdom	4.4
Brazil	4.2
Venezuela	3.1
Luxembourg	3.0
Russia	2.9
Cayman Islands	2.6
Colombia	2.0
Indonesia	1.8
Germany	1.8
Netherlands	1.8
Ireland	1.6
Poland	1.5
Malaysia	1.3
Turkey	1.3
Peru	1.3
Bermuda	1.2
Thailand	1.1
Argentina	1.1
France	0.8
Chile	0.8
Italy	0.8
Panama	0.7
Austria	0.7
South Africa	0.6
Kazakhstan	0.6
Australia	0.6
Hungary	0.4
India	0.4
Canada	0.4
Belgium	0.3
Marshall Islands	0.3
Norway	0.3
United Arab Emirates	0.3
Qatar	0.2
Guernsey	0.2
Trinidad and Tobago	0.2
Mongolia	0.2
British Virgin Islands	0.2
Spain	0.1
Sri Lanka	0.1
Singapore	0.1
Japan	0.1
Sweden	0.1
Midway Islands	0.0
Short-Term Investments	2.2
100.0%

† As a percentage of total investments. Please note that Fund holdings are as of August, 31, 2011 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$370,591,753	$1,586,987	$372,178,740
Asset-backed securities	—	1,461,797	—	1,461,797
Collateralized senior loans	—	9,808,123	—	9,808,123

Notes to Schedule of Investments (unaudited) (continued)

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Convertible bonds & notes	—	$2,482,600	—	$2,482,600
Sovereign bonds	—	95,946,014	—	95,946,014
Common stocks:
Industrials	$108,270	878,927	$33,540	1,020,737
Other common stocks	1,203,345	—	—	1,203,345
Convertible preferred stocks	1,731,363	—	—	1,731,363
Preferred stocks:
Consumer discretionary	404,000	912	—	404,912
Financials	1,863,557	1,166,437	—	3,029,994
Purchased options	—	24,661	—	24,661
Warrants	356,084	102,430	2,608	461,122
Total long-term investments	$5,666,619	$482,463,654	$1,623,135	$489,753,408
Short-term investments†	—	11,233,978	—	11,233,978
Total investments	$5,666,619	$493,697,632	$1,623,135	$500,987,386
Other financial instruments:
Forward foreign currency contracts	—	37,918	—	37,918
Interest rate swaps	—	16,892	—	16,892
Total other financial instruments	—	$54,810	—	$54,810
Total	$5,666,619	$493,752,442	$1,623,135	$501,042,196

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$191,018	—	$191,018
Futures contracts	$16,228	—	—	16,228
Forward foreign currency contracts	—	961,899	—	961,899
Total other financial instruments	$16,228	$1,152,917	—	$1,169,145

†See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE
	BONDS &	COLLATERALIZED	COMMON STOCKS
INVESTMENTS IN SECURITIES	NOTES	SENIOR LOANS	INDUSTRIALS	WARRANTS	TOTAL
Balance as of May 31, 2011	$869,279	$423,449	$23,403	$22,889	$1,339,020
Accrued premiums/discounts	5,548	—	—	—	5,548
Realized gain(loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	(61,519)	—	10,137	(4,238)	(55,620)
Net purchases (sales)	1,212,688	(423,449)	—	—	789,239
Transfers in to Level 3	—	—	—	2,602	2,602
Transfers out of Level 3	(439,009)	—	—	(18,645)	(457,654)
Balance as of August 31, 2011	$1,586,987	—	$33,540	$2,608	$1,623,135
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2011(1)	$(3,748)	—	$10,137	—	$6,389

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(e) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Written Option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

Notes to Schedule of Investments (unaudited) (continued)

(j) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Foreign Investment Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of August 31, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,152,917. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of August 31, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $130,000, which could be used to reduce the required payment.

(m) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$30,074,551
Gross unrealized depreciation	(24,567,439)
Net unrealized appreciation	$5,507,112

Transactions in reverse repurchase agreements for the Fund during the period ended August 31, 2011 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding*
$13,501,518	0.63%	$17,680,342

*Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Notes to Schedule of Investments (unaudited) (continued)

Interest rates on reverse repurchase agreements ranged from 0.60% to 0.75% during the period ended August 31, 2011. Interest expense incurred on reverse repurchase agreements totaled $21,289.

At August 31, 2011, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements

Deutsche Bank	0.75%	12/31/2010	TBD	$1,526,825
Deutsche Bank	0.75%	3/22/2011	TBD	420,988
Deutsche Bank	0.65%	6/27/2011	TBD	2,725,684
Deutsche Bank	0.60%	6/27/2011	TBD	3,112,653
Deutsche Bank	0.60%	6/27/2011	TBD	2,359,625
Deutsche Bank	0.60%	6/27/2011	TBD	7,534,567
				$17,680,342

Abbreviations used

TBD - To Be Determined

On August 31, 2011, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $20,749,515.

During the period ended August 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding May 31, 2011	166,460,000	$2,809,226
Options written	—	—
Options closed	(19,900,000)	(592,160)
Options exercised	—	—
Options expired	—	—
Written options, outstanding August 31, 2011	146,560,000	$2,217,066

At August 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 5-Year Notes	135	12/11	$16,527,600	$16,543,828	$(16,228)

At August 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Mexican Peso	Morgan Stanley & Co. Inc.	50,397,085	$4,059,713	11/16/11	$5,470
Russian Ruble	JPMorgan Chase	102,321,044	3,538,625	9/15/11	(110,485)
Swiss Franc	Citibank, N.A.	396,100	492,666	11/16/11	(42,749)
					(147,764)
Contracts to Sell:
British Pound	Citibank, N.A.	1,194,419	1,937,269	11/16/11	11,784
British Pound	Credit Suisse	1,883,000	3,054,102	11/16/11	20,460
British Pound	UBS AG	3,108,971	5,042,547	11/16/11	(26,968)
Euro	Citibank, N.A.	16,341,018	23,452,981	11/16/11	(182,146)

Notes to Schedule of Investments (unaudited) (continued)

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Euro	Credit Suisse	5,160,753	$7,406,824	11/16/11	$(49,654)
Euro	JPMorgan Chase	6,984,100	10,031,026	9/15/11	(148,594)
Euro	UBS AG	17,082,855	24,517,682	11/16/11	(401,303)
Polish Zloty	Citibank, N.A.	1,742,895	601,064	11/16/11	204
					(776,217)
Net unrealized loss on open forward foreign currency contracts					$(923,981)

At August 31, 2011, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT†		TERMINATION DATE	PAYMENTS MADE BY THE FUND		PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION

Credit Suisse First Boston Inc.	2,653,585	BRL	1/2/12	BRL-CDI	*	10.560%	—	$8,106	**
Credit Suisse First Boston Inc.	4,271,536	BRL	1/2/12	BRL-CDI	*	10.510%	—	8,786	**
Total	6,925,121						—	$16,892

† Notional Amount denominated in U.S. dollars, unless otherwise noted.

‡ Percentage shown is an annual percentage rate.

* Based on the Overnight Brazilian Interbank Deposit Rate as of August 31, 2011, the Brazilian CFTIP Interbank Deposit (CDI) rate was 12.39%.

** Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2011.

	Purchased	Futures Contracts		Written	Forward Foreign Currency Contracts		Swap
Primary Underlying Risk Disclosure	Options, at value	Unrealized Appreciation	Unrealized Depreciation	Options, at value	Unrealized Appreciation	Unrealized Depreciation	Contracts, at value	Total
Interest Rate Contracts	—	—	$(16,228)	—	—	—	$16,892	$664
Foreign Exchange Contracts	—	—	—	—	$37,918	$(961,899)	—	(923,981)
Credit Contracts	$24,661	—	—	$(191,018)	—	—	—	(166,357)
Total	$24,661	—	$(16,228)	$(191,018)	$37,918	$(961,899)	$16,892	$(1,089,674)

During the period ended August 31, 2011, the volume of derivative activity for the Fund was as follows:

	Average Market Value
Purchased options	$440,207
Written options	1,876,360
Futures contracts (to sell)	16,278,574
Forward foreign currency contracts (to buy)	11,020,967
Forward foreign currency contracts (to sell)	76,608,460

	Average Notional Balance
Interest rate swap contracts	6,925,121	BRL

ITEM 2.                                                     CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                     EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global High Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  October 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  October 25, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:  October 25, 2011